Exhibit 10.5.4

                          CONSENT AND SECOND AMENDMENT

      CONSENT AND SECOND AMENDMENT (this "AMENDMENT"), dated as of July 28, 2005, among ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the lenders from time to time party to the Credit Agreement referred to below (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent for the Lenders, (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                              W I T N E S S E T H:

      WHEREAS, Holdings, Company, the Lenders and the Administrative Agent have entered into a Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

      WHEREAS, Holdings and Company have requested that the Lenders amend the Credit Agreement and enter into a consent in respect of the Credit Agreement and the Aircraft Chattel Mortgages as set forth below;

      NOW, THEREFORE, it is agreed;

A.    AMENDMENT TO THE CREDIT AGREEMENT

      1. The definition of "AFL III Equipment" appearing in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting the text "thirteen" appearing therein and (y) inserting the text "twelve" in lieu thereof; by (z) deleting the text ", N808MC" contained therein.

B.    CONSENT

      1. The Lenders hereby consent to amend Section 4(g)(ii) of each of the Aircraft Chattel Mortgages to reduce the minimum required insured value in respect of each Financed Aircraft to an amount not less than $15,000,000.

C.    MISCELLANEOUS PROVISIONS

      1. In order to induce the Lenders to enter into this Amendment, Holdings and Company hereby represent and warrant to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of

Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Company and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when Holdings, Company and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      6. From and after Second Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.


                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                              By: /s/ Dorinda Pannozzo
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              ATLAS AIR, INC.

                                              By: /s/ Dorinda Pannozzo
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, Individually and as Administrative
                                    Agent

                                    By: /s/ David J. Bell
                                        ----------------------------------------
                                        Name:  David J. Bell
                                        Title: Managing Director

                                    By: /s/ Robert M. Wood, Jr.
                                        ----------------------------------------
                                        Name:  Robert M. Wood, Jr.
                                        Title: Director

                                      NAME OF LENDER:

                                      Canpartners Investments IV, LLC


                                      By: /s/ Mitchell R. Julis
                                          --------------------------------------
                                          Mitchell R. Julis
                                          Managing Director

                                      By: Canpartners Investment IV, LLC,
                                          a California limited liability company

PROPORTIONATE VOTING PROVISIONS

The above signed, Canpartners Investments IV, LLC ("Canyon"), is a Lender to Atlas Air, dated as of July 27, 2004 (the "Credit Agreement"). Canyon's approval of a Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement has been requested pursuant to the terms of the Credit Agreement.

Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement (without counting failure to vote or abstentions.)

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      FERNWOOD RESTRUCTURINGS LIMITED


                                      By: /s/ Robert Gaviglio
                                          --------------------------------------
                                          Name:  Robert Gaviglio
                                          Title: VP

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      FERNWOOD FOUNDATION FUND LLC


                                      By: /s/ Robert Gaviglio
                                          --------------------------------------
                                          Name:  Robert Gaviglio
                                          Title: VP

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      FERNWOOD ASSOCIATES LLC


                                      By: /s/ Robert Gaviglio
                                          --------------------------------------
                                          Name:  Robert Gaviglio
                                          Title: VP

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      Sankaty Advisors, LLC as Collateral
                                      Manager for Prospect Funding I,
                                      LLC as Term Lender

                                      NAME OF LENDER:

                                      ___________________________


                                      By: /s/ Diane J. Exter
                                          --------------------------------------
                                          Name:  Diane J. Exter
                                          Title: MANAGING DIRECTOR
                                                 PORTFOLIO MANAGER

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      Restoration Holdings Ltd.


                                      By: /s/ Pamela M. Lawrence
                                          --------------------------------------
                                          Name:  Pamela M. Lawrence
                                          Title: Director

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      __________________________


                                      By: /s/ Suzanne Kelcher
                                          --------------------------------------
                                          Name:  Suzanne Kelcher
                                          Title: Attorney-In-Fact
                                                 Royal Bank of Canada

              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      Sankaty High Yield Asset Partners, L.P.


                                      By: /s/ Diane J. Exter
                                          --------------------------------------
                                          Name:  Diane J. Exter
                                          Title: MANAGING DIRECTOR
                                                 PORTFOLIO MANAGER


              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      Sankaty High Yield Asset Partners II, L.P.


                                      By: /s/ Diane J. Exter
                                          --------------------------------------
                                          Name:  Diane J. Exter
                                          Title: MANAGING DIRECTOR
                                                 PORTFOLIO MANAGER


              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                     NAME OF LENDER:

                                     Sankaty High Yield Asset Partners III, L.P.


                                     By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name:  Diane J. Exter
                                         Title: MANAGING DIRECTOR
                                                PORTFOLIO MANAGER


              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]

                                      NAME OF LENDER:

                                      U.S. BANK NATIONAL ASSOCIATION


                                      By: /s/ Dale L. Welke
                                          --------------------------------------
                                          Name:  Dale L. Welke
                                          Title: Vice President


              [Signature Page to the Consent and Second Amendment to the Fifth Amended and Restated Credit Agreement]